MET INVESTORS SERIES TRUST

METROPOLITAN SERIES FUND

SUPPLEMENT DATED AUGUST 20, 2015

TO THE

STATEMENT OF ADDITIONAL INFORMATION

DATED MAY 1, 2015,

AS AMENDED JULY 21, 2015

Effective immediately, the Statement of Additional Information for Met Investors Series Trust and Metropolitan Series Fund is revised as set forth below.

In the subsection entitled “Management of the Trusts – Portfolio Holdings Disclosure Policy,” the table found under the heading “Ongoing Arrangements” has been amended to include the following immediately after BMO Capital Markets:

Recipient	Frequency	Delay Before Dissemination
BNY Mellon	Monthly	None

In the section entitled “Determination of Net Asset Value,” the disclosure found in the sixth paragraph has been deleted in its entirety and replaced with the following:

Equity securities, such as common stock, ETFs, rights, warrants, and preferred stock, that are traded on a national securities exchange or other exchanges, are generally valued at their last quoted sale price or official closing price on the principal exchange for such security or, if traded on NASDAQ, the NASDAQ official closing price. A security that is listed or traded on more than one exchange is valued at the last quoted sale on the exchange on which the security is principally traded. If there is no sale on the exchange where the securities are principally traded, then equity securities may be valued at the last reported bid price on the exchange where the security is principally traded or using other market information obtained from quotation reporting systems, established market makers or pricing services. Equity securities traded over-the-counter are generally valued at the last quoted sales price.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE